Free Writing Prospectus

Filed Pursuant to Rule 433

Registration Statement No.: 333-131600

(Dated January 8, 2006)

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-867-2654.

This free writing prospectus is not required to contain all of the information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase the offered securities, supersedes any prior version of this free writing prospectus and any information contained in any prior similar free writing prospectus relating to these securities. If a preliminary prospectus is conveyed to you prior to your commitment to purchase, that document supersedes all other information provided to you concerning the offered securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The securities referred to in this free writing prospectus are being offered when, as and if issued. The issuer is not obligated to issue any such securities or any similar securities, and all or a portion of the securities may not be issued that have the characteristics described herein. The underwriter's obligation to deliver such securities is subject to the terms and conditions of the underwriting agreement with the issuer and the availability of the securities having the characteristics described herein. If, for any reason, the issuer does not deliver such securities, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

Certain of the information contained herein may be based on numerous assumptions (including preliminary assumptions about the pool assets and structure), which may not be specifically identified as assumptions in the information. Any such information or assumptions are subject to change. If so, prior to the time of your commitment to purchase, you should request updated information based on any assumptions specifically required by you.

Any legends, disclaimers or other notices that may appear in this free writing prospectus or on any electronic communication to which this free writing prospectus is attached which state that (1) these materials do not constitute an offer (or a solicitation of an offer), (2) no representation is made as to the accuracy or completeness of these materials and that these materials may not be updated or (3) these materials may be confidential are not applicable to this communication and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of this communication having been sent via Bloomberg or another system.

This free writing prospectus relates to Registration Statement No. 333-131600.

Mortgage Family (PHH)

PHHAM 2007-1

Group 2; First Time Homebuyer

186 records

Balance: 39,449,353

Summary Statistics

As-of / Cut-off Date: 2007-01-01

Delinquency / Cut-off Date: 2007-01-01

Number of Loans: 186

Total Current Balance: 39,449,353.01

Maximum Balance: 998,186.06

Minimum Balance: 44,861.08

Average Current Balance: 212,093.30

Weighted Average Coupon: 6.641

Weighted Average Current Balance: 324,515.12

Weighted Average Lender Paid MI: 0.000

Weighted Average Net Coupon: 6.391

Maximum Coupon: 7.625

Minimum Coupon: 5.625

Weighted Average Original Term: 351.88

Weighted Average Original IO Term: 120.00

Weighted Average Remaining Term: 350.60

Weighted Average Seasoning: 1.28

Top 5 States: CA(15%),NJ(13%),NY(9%),FL(8%),CT(4%)

Top 5 Zip Codes: 36535(3%),06903(2%),50009(2%),92026(2%),32312(2%)

Weighted Average FICO Score: 711.2

Weighted Average Orig LTV: 79.00

Weighted Average Orig CLTV: 88.98

% of portfolio with LTV over 80%: 9.80

% of portfolio with LTV over 80% & no MI: 0.00

% with LPMI: 0.00

Weighted Average LPMI: 0.000

% of portfolio Conforming: 73.02

% of portfolio Jumbo: 26.98

% of portfolio with Full/Alt Docs: 0.00

% Owner Occupied: 97.2

% Fixed Rate: 100.0

% IO: 26.4

% Seconds: 0.0

% of Total Pool - Simultaneous Seconds: 57.0

Seller	Number of Loans	Current Principal Balance	% of Current Principal Balance
PHH	186	39,449,353.01	100.00
Total:	186	39,449,353.01	100.00

Servicer	Number of Loans	Current Principal Balance	% of Current Principal Balance
PHH	186	39,449,353.01	100.00
Total:	186	39,449,353.01	100.00

Current Principal Balance ($)	Number of Loans	Current Principal Balance	% of Current Principal Balance
40,000.01 - 60,000.00	6	306,014.27	0.78
60,000.01 - 80,000.00	7	477,722.64	1.21
80,000.01 - 100,000.00	19	1,733,540.45	4.39
100,000.01 - 120,000.00	19	2,077,286.03	5.27
120,000.01 - 140,000.00	25	3,245,929.37	8.23
140,000.01 - 160,000.00	13	1,972,112.48	5.00
160,000.01 - 180,000.00	20	3,407,908.89	8.64
180,000.01 - 200,000.00	12	2,305,257.97	5.84
200,000.01 - 300,000.00	31	7,748,424.88	19.64
300,000.01 - 400,000.00	16	5,530,630.30	14.02
400,000.01 - 500,000.00	7	3,186,978.96	8.08
500,000.01 - 600,000.00	4	2,225,983.02	5.64
600,000.01 - 700,000.00	4	2,542,981.47	6.45
800,000.01 - 900,000.00	2	1,690,396.22	4.28
900,000.01 - 1,000,000.00	1	998,186.06	2.53
Total:	186	39,449,353.01	100.00
Minimum: 44,861.08 Maximum: 998,186.06 Average: 212,093.30

Original Mortgage Amount ($)	Number of Loans	Current Principal Balance	% of Current Principal Balance
40,001 - 60,000	6	306,014.27	0.78
60,001 - 80,000	7	477,722.64	1.21
80,001 - 100,000	19	1,733,540.45	4.39
100,001 - 120,000	18	1,957,872.76	4.96
120,001 - 140,000	26	3,365,342.64	8.53
140,001 - 160,000	13	1,972,112.48	5.00
160,001 - 180,000	20	3,407,908.89	8.64
180,001 - 200,000	12	2,305,257.97	5.84
200,001 - 300,000	30	7,449,107.37	18.88
300,001 - 400,000	17	5,829,947.81	14.78
400,001 - 500,000	7	3,186,978.96	8.08
500,001 - 600,000	4	2,225,983.02	5.64
600,001 - 700,000	4	2,542,981.47	6.45
800,001 - 900,000	2	1,690,396.22	4.28
900,001 - 1,000,000	1	998,186.06	2.53
Total:	186	39,449,353.01	100.00
Minimum: 45,000.00 Maximum: 999,999.00 Average: 212,380.37
Total: 39,502,748.60

Mortgage Rate (%)	Number of Loans	Current Principal Balance	% of Current Principal Balance
5.500 - 5.999	5	930,938.41	2.36
6.000 - 6.499	24	6,883,563.47	17.45
6.500 - 6.999	153	31,277,919.47	79.29
7.000 - 7.499	2	187,969.33	0.48
7.500 - 7.999	2	168,962.33	0.43
Total:	186	39,449,353.01	100.00
Minimum: 5.625 Maximum: 7.625 Weighted Average: 6.641

Original Terms (mos.)	Number of Loans	Current Principal Balance	% of Current Principal Balance
121 - 180	14	1,778,706.10	4.51
301 - 360	172	37,670,646.91	95.49
Total:	186	39,449,353.01	100.00
Minimum: 180 Maximum: 360 Weighted Average: 351.88

Remaining Terms (mos.)	Number of Loans	Current Principal Balance	% of Current Principal Balance
121 - 180 301 - 360	14 172	1,778,706.10 37,670,646.91	4.51 95.49
Total:	186	39,449,353.01	100.00
Minimum: 177 Maximum: 360 Weighted Average: 350.60

Seasoning (mos.)	Number of Loans	Current Principal Balance	% of Current Principal Balance
0	38	7,044,720.00	17.86
1	72	15,654,683.37	39.68
2	66	15,270,735.58	38.71
3	10	1,479,214.06	3.75
Total:	186	39,449,353.01	100.00
Minimum: 0 Maximum: 3 Weighted Average: 1.28

Lien Position	Number of Loans	Current Principal Balance	% of Current Principal Balance
1st Lien	186	39,449,353.01	100.00
Total:	186	39,449,353.01	100.00

First Liens with Junior Liens	Number of Loans	Current Principal Balance	% of Current Principal Balance
N	79	16,952,120.80	42.97
Y	107	22,497,232.21	57.03
Total:	186	39,449,353.01	100.00

Original Loan-to-Value Ratio (%)	Number of Loans	Current Principal Balance	% of Current Principal Balance
<= 50.00	5	468,521.09	1.19
50.01 - 55.00	5	970,575.61	2.46
60.01 - 65.00	2	308,620.39	0.78
65.01 - 70.00	3	1,312,491.46	3.33
70.01 - 75.00	9	2,397,507.16	6.08
75.01 - 80.00	132	30,126,764.37	76.37
80.01 - 85.00	2	349,111.08	0.88
85.01 - 90.00	8	925,758.71	2.35
90.01 - 95.00	7	1,187,657.68	3.01
95.01 - 100.00	13	1,402,345.46	3.55
Total:	186	39,449,353.01	100.00
Minimum: 11.91 Maximum: 100.00 Weighted Average by Original Balance: 78.99 Weighted Average by Current Balance: 79.00

Combined Original Loan-to-Value Ratio (%) (Including Simultaneous Seconds)	Number of Loans	Current Principal Balance	% of Current Principal Balance
<= 50.00	5	468,521.09	1.19
50.01 - 55.00	5	970,575.61	2.46
60.01 - 65.00	2	308,620.39	0.78
65.01 - 70.00	3	1,312,491.46	3.33
70.01 - 75.00	7	1,634,507.16	4.14
75.01 - 80.00	27	8,392,532.16	21.27
80.01 - 85.00	2	349,111.08	0.88
85.01 - 90.00	24	5,857,737.18	14.85
90.01 - 95.00	19	3,490,573.36	8.85
95.01 - 100.00	92	16,664,683.52	42.24
Total:	186	39,449,353.01	100.00
Minimum: 11.91 Maximum: 100.00 Weighted Average by Original Balance: 88.97 Weighted Average by Current Balance: 88.98

LTV after MI Coverage (%)	Number of Loans	Current Principal Balance	% of Current Principal Balance
<= 50.00	5	468,521.09	1.19
50.01 - 55.00	5	970,575.61	2.46
55.01 - 60.00	3	619,461.97	1.57
60.01 - 65.00	25	3,021,607.00	7.66
65.01 - 70.00	4	1,357,352.54	3.44
70.01 - 75.00	12	2,885,070.43	7.31
75.01 - 80.00	132	30,126,764.37	76.37
Total:	186	39,449,353.01	100.00
Minimum: 11.91 Maximum: 80.00 Weighted Average by Original Balance: 76.06 Weighted Average by Current Balance: 76.06

Geographic Distribution by State	Number of Loans	Current Principal Balance	% of Current Principal Balance
California	17	5,778,254.52	14.65
New Jersey	20	4,964,792.88	12.59
New York	15	3,741,612.35	9.48
Florida	15	3,249,412.75	8.24
Connecticut	4	1,625,667.89	4.12
Texas	15	1,570,546.41	3.98
Colorado	7	1,480,333.72	3.75
Minnesota	6	1,457,802.73	3.70
Virginia	6	1,450,335.27	3.68
Pennsylvania	9	1,245,459.33	3.16
Other	72	12,885,135.16	32.66
Total:	186	39,449,353.01	100.00

Adjustment Type	Number of Loans	Current Principal Balance	% of Current Principal Balance
Fixed Rate	186	39,449,353.01	100.00
Total:	186	39,449,353.01	100.00

Product Type	Number of Loans	Current Principal Balance	% of Current Principal Balance
Fixed - 15 Year	14	1,778,706.10	4.51
Fixed - 30 Year	133	27,271,008.02	69.13
Fixed - 30 Year - IO	39	10,399,638.89	26.36
Total:	186	39,449,353.01	100.00
(ARM Only)
(ARM Only)

IO Terms	Number of Loans	Current Principal Balance	% of Current Principal Balance
0	147	29,049,714.12	73.64
120	39	10,399,638.89	26.36
Total:	186	39,449,353.01	100.00

Property Type	Number of Loans	Current Principal Balance	% of Current Principal Balance
Single Family Residence	118	26,067,909.10	66.08
Planned Unit Development	28	6,559,012.84	16.63
Condo	23	3,249,273.85	8.24
2-4 Family	12	2,645,838.92	6.71
Co-op	3	577,689.96	1.46
Non-Warrantable Condo	2	349,628.34	0.89
Total:	186	39,449,353.01	100.00

Occupancy	Number of Loans	Current Principal Balance	% of Current Principal Balance
Primary	178	38,363,131.83	97.25
Second Home	5	867,258.85	2.20
Investment	3	218,962.33	0.56
Total:	186	39,449,353.01	100.00

Loan	Number of	Current Principal	% of Current Principal
Purpose	Loans	Balance	Balance
Purchase	167	33,371,464.92	84.59
Refinance - Cashout	17	5,074,084.43	12.86
Refinance - Rate Term	2	1,003,803.66	2.54
Total:	186	39,449,353.01	100.00

Documentation Type	Number of Loans	Current Principal Balance	% of Current Principal Balance
Stated Income Verified Assets Stated Income Stated Assets	174 12	37,064,683.61 2,384,669.40	93.96 6.04
Total:	186	39,449,353.01	100.00

Appraisal Type (S&P)	Number of Loans	Current Principal Balance	% of Current Principal Balance
FULL	186	39,449,353.01	100.00
Total:	186	39,449,353.01	100.00

FICO Score	Number of Loans	Current Principal Balance	% of Current Principal Balance
620 - 639	8	2,161,540.08	5.48
640 - 659	15	3,094,104.08	7.84
660 - 679	28	5,000,032.74	12.67
680 - 699	36	7,410,134.51	18.78
700 - 719	21	4,745,656.49	12.03
720 - 739	29	7,464,581.52	18.92
740 - 759	18	2,936,796.57	7.44
760 - 779	16	3,398,913.14	8.62
780 - 799	8	1,684,903.21	4.27
800 >=	7	1,552,690.67	3.94
Total: 186		39,449,353.01	100.00
Minimum: 622 Maximum: 820 Weighted Average: 711.2 % UPB missing FICOs: 0.0

Back	Number of	Current Principal	% of Current Principal
Ratio	Loans	Balance	Balance
5.01 - 10.00	1	127,441.57	0.32
10.01 - 15.00	2	715,396.81	1.81
15.01 - 20.00	3	342,404.94	0.87
20.01 - 25.00	12	1,713,223.34	4.34
25.01 - 30.00	27	5,116,200.36	12.97
30.01 - 35.00	43	9,804,796.76	24.85
35.01 - 40.00	73	15,614,723.20	39.58
40.01 - 45.00	19	4,465,639.34	11.32
45.01 - 50.00	6	1,549,526.69	3.93
Total:	186	39,449,353.01	100.00
Minimum: 9.05 Maximum: 49.84 Weighted Average: 34.45

Prepayment Penalty Flag	Number of Loans	Current Principal Balance	% of Current Principal Balance
No Prepayment Penalty	186	39,449,353.01	100.00
Total:	186	39,449,353.01	100.00

Prepayment	Number	Current	% of Current
Penalty	of	Principal	Principal
Term	Loans	Balance	Balance
0	186	39,449,353.01	100.00
Total:	186	39,449,353.01	100.00

Negam Cap (Negam Loans Only)

First Time Home Buyer	Number of Loans	Current Principal Balance	% of Current Principal Balance
Y	186	39,449,353.01	100.00
Total:	186	39,449,353.01	100.00

Mortgage Family (PHH)

PHHAM 2007-1

Group 2; Current Balance >= $1mm

5 records

Balance: 7,359,756

Summary Statistics

As-of / Cut-off Date: 2007-01-01

Delinquency / Cut-off Date: 2007-01-01

Number of Loans: 5

Total Current Balance: 7,359,755.58

Maximum Balance: 1,855,000.00

Minimum Balance: 1,016,645.17

Average Current Balance: 1,471,951.12

Weighted Average Coupon: 6.544

Weighted Average Current Balance: 1,521,525.04

Weighted Average Lender Paid MI: 0.000

Weighted Average Net Coupon: 6.294

Maximum Coupon: 6.875

Minimum Coupon: 6.250

Weighted Average Original Term: 360.00

Weighted Average Original IO Term: 0.00

Weighted Average Remaining Term: 359.65

Weighted Average Seasoning: 0.35

Top 5 States: NY(41%), MI(25%), FL(20%), VA(14%)

Top 5 Zip Codes: 48324(25%), 10022(21%), 11743(20%), 34786(20%), 23229(14%)

Weighted Average FICO Score: 717.3

Weighted Average Orig LTV: 64.67

Weighted Average Orig CLTV: 70.67 % of portfolio with LTV over 80%: 0.00

% of portfolio with LTV over 80% & no MI: 0.00

% with LPMI: 0.00

Weighted Average LPMI: 0.000 % of portfolio Conforming: 0.00 % of portfolio Jumbo: 100.00

% of portfolio with Full/Alt Docs: 0.00 % Owner Occupied: 58.9

% Fixed Rate: 100.0

% IO: 0.0

% Seconds: 0.0

% of Total Pool - Simultaneous Seconds: 33.7

Seller	Number of Loans	Current Principal Balance	% of Current Principal Balance
PHH	5	7,359,755.58	100.00
Total:	5	7,359,755.58	100.00

Servicer	Number of Loans	Current Principal Balance	% of Current Principal Balance
PHH	5	7,359,755.58	100.00
Total:	5	7,359,755.58	100.00

Current Principal Balance ($)	Number of Loans	Current Principal Balance	% of Current Principal Balance
1,000,000.01 >=	5	7,359,755.58	100.00
Total:	5	7,359,755.58	100.00
Minimum: 1,016,645.17
Maximum: 1,855,000.00
Average: 1,471,951.12

Original	Number	Current	% of Current
Mortgage	of	Principal	Principal
Amount ($)	Loans	Balance	Balance
1,000,001 >=	5	7,359,755.58	100.00
Total:	5	7,359,755.58	100.00
Minimum: 1,017,500.00
Maximum: 1,855,000.00
Average: 1,472,400.00
Total: 7,362,000.00

Mortgage Rate (%)	Number of Loans	Current Principal Balance	% of Current Principal Balance
6.000 - 6.499 6.500 - 6.999	2 3	2,914,500.00 4,445,255.58	39.60 60.40
Total:	5	7,359,755.58	100.00
Minimum: 6.250 Maximum: 6.875 Weighted Average: 6.544

Original Terms (mos.)	Number of Loans	Current Principal Balance	% of Current Principal Balance
301 - 360	5	7,359,755.58	100.00
Total:	5	7,359,755.58	100.00
Minimum: 360 Maximum: 360 Weighted Average: 360.00

Remaining Terms (mos.)	Number of Loans	Current Principal Balance	% of Current Principal Balance
301 - 360	5	7,359,755.58	100.00
Total:	5	7,359,755.58	100.00
Minimum: 359 Maximum: 360 Weighted Average: 359.65

Seasoning	Number of	Current Principal	% of Current Principal
(mos.)	Loans	Balance	Balance
0	3	4,769,500.00	64.81
1	2	2,590,255.58	35.19
Total:	5	7,359,755.58	100.00
Minimum: 0 Maximum: 1 Weighted Average: 0.35

Lien Position	Number of Loans	Current Principal Balance	% of Current Principal Balance
1st Lien	5	7,359,755.58	100.00
Total:	5	7,359,755.58	100.00

First Liens with	Number of	Current Principal	% of Current Principal
Junior Liens	Loans	Balance	Balance
N	3	4,880,610.41	66.31
Y	2	2,479,145.17	33.69
Total:	5	7,359,755.58	100.00

Original Loan-to-Value Ratio (%)	Number of Loans	Current Principal Balance	% of Current Principal Balance
50.01 - 55.00	2	2,590,255.58	35.19
60.01 - 65.00	1	1,462,500.00	19.87
65.01 - 70.00	1	1,855,000.00	25.20
70.01 - 75.00	1	1,452,000.00	19.73
Total:	5	7,359,755.58	100.00
Minimum: 54.78 Maximum: 75.00
Weighted Average by Original Balance: 64.66 Weighted Average by Current Balance: 64.67

Combined Original Loan-to-Value Ratio (%) (Including Simultaneous Seconds)	Number of Loans	Current Principal Balance	% of Current Principal Balance
50.01 - 55.00	1	1,573,610.41	21.38
65.01 - 70.00	1	1,855,000.00	25.20
70.01 - 75.00	1	1,452,000.00	19.73
75.01 - 80.00	2	2,479,145.17	33.69
Total:	5	7,359,755.58	100.00
Minimum: 54.78 Maximum: 79.32
Weighted Average by Original Balance: 70.67 Weighted Average by Current Balance: 70.67

LTV after	Number of	Current Principal	% of Current Principal
MI Coverage (%)	Loans	Balance	Balance
50.01 - 55.00	2	2,590,255.58	35.19
60.01 - 65.00	1	1,462,500.00	19.87
65.01 - 70.00	1	1,855,000.00	25.20
70.01 - 75.00	1	1,452,000.00	19.73
Total:	5	7,359,755.58	100.00
Minimum: 54.78 Maximum: 75.00
Weighted Average by Original Balance: 64.66 Weighted Average by Current Balance: 64.67

Geographic	Number	Current	% of Current
Distribution	of	Principal	Principal
by State	Loans	Balance	Balance
New York	2	3,036,110.41	41.25
Michigan	1	1,855,000.00	25.20
Florida	1	1,452,000.00	19.73
Virginia	1	1,016,645.17	13.81
Total:	5	7,359,755.58	100.00

Adjustment Type	Number of Loans	Current Principal Balance	% of Current Principal Balance
Fixed Rate	5	7,359,755.58	100.00
Total:	5	7,359,755.58	100.00
Product Type	Number of Loans	Current Principal Balance	% of Current Principal Balance
Fixed - 30 Year	5	7,359,755.58	100.00
Total:	5	7,359,755.58	100.00

(ARM Only)

(ARM Only)

IO Terms	Number of Loans	Current Principal Balance	% of Current Principal Balance
0	5	7,359,755.58	100.00
Total:	5	7,359,755.58	100.00

Property Type	Number of Loans	Current Principal Balance	% of Current Principal Balance
Single Family Residence	3	4,334,145.17	58.89
Condo	1	1,573,610.41	21.38
Planned Unit Development	1	1,452,000.00	19.73
Total:	5	7,359,755.58	100.00

Occupancy	Number of Loans	Current Principal Balance	% of Current Principal Balance
Primary	3	4,334,145.17	58.89
Second Home	2	3,025,610.41	41.11
Total:	5	7,359,755.58	100.00

Loan	Number of	Current Principal	% of Current Principal
Purpose	Loans	Balance	Balance
Purchase	3	4,488,110.41	60.98
Refinance - Cashout	2	2,871,645.17	39.02
Total:	5	7,359,755.58	100.00

Documentation Type	Number of Loans	Current Principal Balance	% of Current Principal Balance
Stated Income Verified Assets	5	7,359,755.58	100.00
Total:	5	7,359,755.58	100.00

Appraisal Type (S&P)	Number of Loans	Current Principal Balance	% of Current Principal Balance
FULL	5	7,359,755.58	100.00
Total:	5	7,359,755.58	100.00

FICO Score		Number of Loans	Current Principal Balance	% of Current Principal Balance
640	- 659	1	1,016,645.17	13.81
680	- 699	1	1,452,000.00	19.73
700	- 719	1	1,573,610.41	21.38
720	- 739	1	1,855,000.00	25.20
780	- 799	1	1,462,500.00	19.87
Total:		5	7,359,755.58	100.00
Minimum: 657 Maximum: 782 Weighted Average: 717.3 % UPB missing FICOs: 0.0

Back Ratio	Number of Loans	Current Principal Balance	% of Current Principal Balance
20.01 - 25.00	1	1,452,000.00	19.73
25.01 - 30.00	1	1,573,610.41	21.38
30.01 - 35.00	1	1,462,500.00	19.87
35.01 - 40.00	2	2,871,645.17	39.02
Total:	5	7,359,755.58	100.00
Minimum: 23.99 Maximum: 38.89 Weighted Average: 32.11

Prepayment Penalty Flag	Number of Loans	Current Principal Balance	% of Current Principal Balance
No Prepayment Penalty	5	7,359,755.58	100.00
Total:	5	7,359,755.58	100.00

Prepayment Penalty Term	Number of Loans	Current Principal Balance	% of Current Principal Balance
0	5	7,359,755.58	100.00
Total:	5	7,359,755.58	100.00

I Negam Cap (Negam Loans Only)

First Time Home Buyer	Number of Loans	Current Principal Balance	% of Current Principal Balance
N	5	7,359,755.58	100.00
Total:	5	7,359,755.58	100.00

Mortgage Family (PHH)

PHHAM 2007-1

Group 2; Purchase Loans

477 records

Balance: 111,984,344

Summary Statistics

As-of / Cut-off Date: 2007-01-01

Delinquency / Cut-off Date: 2007-01-01

Number of Loans: 477

Total Current Balance: 111,984,344.18

Maximum Balance: 1,573,610.41

Minimum Balance: 32,471.32

Average Current Balance: 234,768.02

Weighted Average Coupon: 6.616

Weighted Average Current Balance: 401,711.95

Weighted Average Lender Paid MI: 0.000

Weighted Average Net Coupon: 6.366

Maximum Coupon: 8.188

Minimum Coupon: 5.625

Weighted Average Original Term: 349.40

Weighted Average Original IO Term: 120.00

Weighted Average Remaining Term: 348.22

Weighted Average Seasoning: 1.18

Top 5 States: CA(13%),NJ(10%),FL(9%),NY(8%),MN(7%)

Top 5 Zip Codes: 10022(1%),11743(1%),34786(1%),55436(1%),54016(1%)

Weighted Average FICO Score: 713.2

Weighted Average Orig LTV: 78.05

Weighted Average Orig CLTV: 85.83

% of portfolio with LTV over 80%: 10.62

% of portfolio with LTV over 80% & no MI: 0.00 % with LPMI: 0.00

Weighted Average LPMI: 0.000

% of portfolio Conforming: 64.52

% of portfolio Jumbo: 35.48

% of portfolio with Full/Alt Docs: 0.47

% Owner Occupied: 84.5

% Fixed Rate: 100.0

% IO: 19.4

% Seconds: 0.0

% of Total Pool - Simultaneous Seconds: 47.5

Seller	Number of Loans	Current Principal Balance	% of Current Principal Balance
PHH	477	111,984,344.18	100.00
Total:	477	111,984,344.18	100.00

Servicer	Number of Loans	Current Principal Balance	% of Current Principal Balance
PHH	477	111,984,344.18	100.00
Total:	477	111,984,344.18	100.00

Current Principal Balance ($)	Number of Loans	Current Principal Balance	% of Current Principal Balance
20,000.01 - 40,000.00	5	185,209.93	0.17
40,000.01 - 60,000.00	22	1,164,514.95	1.04
60,000.01 - 80,000.00	23	1,629,909.23	1.46
80,000.01 - 100,000.00	36	3,286,582.22	2.93
100,000.01 - 120,000.00	43	4,704,662.65	4.20
120,000.01 - 140,000.00	45	5,847,981.51	5.22
140,000.01 - 160,000.00	45	6,789,552.63	6.06
160,000.01 - 180,000.00	39	6,698,140.34	5.98
180,000.01 - 200,000.00	29	5,606,116.40	5.01
200,000.01 - 300,000.00	86	21,169,604.00	18.90
300,000.01 - 400,000.00	39	13,581,188.05	12.13
400,000.01 - 500,000.00	21	9,690,916.48	8.65
500,000.01 - 600,000.00	20	11,207,099.00	10.01
600,000.01 - 700,000.00	9	5,838,660.39	5.21
700,000.01 - 800,000.00	7	5,293,779.61	4.73
800,000.01 - 900,000.00	1	873,135.71	0.78
900,000.01 - 1,000,000.00	4	3,929,180.67	3.51
1,000,000.01 >=	3	4,488,110.41	4.01
Total:	477	111,984,344.18	100.00
Minimum: 32,471.32 Maximum: 1,573,610.41 Average: 234,768.02

Original Mortgage Amount ($)	Number of Loans	Current Principal Balance	% of Current Principal Balance
20,001 - 40,000	5	185,209.93	0.17
40,001 - 60,000	22	1,164,514.95	1.04
60,001 - 80,000	23	1,629,909.23	1.46
80,001 - 100,000	36	3,286,582.22	2.93
100,001 - 120,000	42	4,585,249.38	4.09
120,001 - 140,000	46	5,967,394.78	5.33
140,001 - 160,000	45	6,789,552.63	6.06
160,001 - 180,000	39	6,698,140.34	5.98
180,001 - 200,000	28	5,406,812.92	4.83
200,001 - 300,000	86	21,069,589.97	18.81
300,001 - 400,000	40	13,880,505.56	12.40
400,001 - 500,000	21	9,690,916.48	8.65
500,001 - 600,000	20	11,207,099.00	10.01
600,001 - 700,000	9	5,838,660.39	5.21
700,001 - 800,000	7	5,293,779.61	4.73
800,001 - 900,000	1	873,135.71	0.78
900,001 - 1,000,000	4	3,929,180.67	3.51
1,000,001 >=	3	4,488,110.41	4.01
Total:	477	111,984,344.18	100.00
Minimum: 32,500.00
Maximum: 1,575,000.00
Average: 235,186.00
Total: 112,183,723.60

Mortgage Rate (%)	Number of Loans	Current Principal Balance	% of Current Principal Balance
5.500 - 5.999	12	3,254,969.53	2.91
6.000 - 6.499	71	25,620,389.27	22.88
6.500 - 6.999	383	81,458,412.76	72.74
7.000 - 7.499	6	643,788.54	0.57
7.500 - 7.999	4	953,386.28	0.85
8.000 - 8.499	1	53,397.80	0.05
Total:	477	111,984,344.18	100.00
Minimum: 5.625 Maximum: 8.188 Weighted Average: 6.616

Original Terms (mos.)	Number of Loans	Current Principal Balance	% of Current Principal Balance
121 - 180	35	6,591,845.87	5.89
301 - 360	442	105,392,498.31	94.11
Total:	477	111,984,344.18	100.00
Minimum: 180 Maximum: 360 Weighted Average: 349.40

Remaining Terms (mos.)	Number of Loans	Current Principal Balance	% of Current Principal Balance
121 - 180 301 - 360	35 442	6,591,845.87 105,392,498.31	5.89 94.11
Total:	477	111,984,344.18	100.00
Minimum: 176 Maximum: 360 Weighted Average: 348.22

Seasoning (mos.)	Number of Loans	Current Principal Balance	% of Current Principal Balance
0	117	32,215,527.56	28.77
1	164	33,975,682.08	30.34
2	168	40,042,664.44	35.76
3	26	4,906,583.68	4.38
4	2	843,886.42	0.75
Total:	477	111,984,344.18	100.00
Minimum: 0 Maximum: 4 Weighted Average: 1.18

Lien Position	Number of Loans	Current Principal Balance	% of Current Principal Balance
1st Lien	477	111,984,344.18	100.00
Total:	477	111,984,344.18	100.00

First Liens with Junior Liens	Number of Loans	Current Principal Balance	% of Current Principal Balance
N	245	58,787,144.77	52.50
Y	232	53,197,199.41	47.50
Total:	477	111,984,344.18	100.00

Original Loan-to-Value Ratio (%)	Number of Loans	Current Principal Balance	% of Current Principal Balance
<= 50.00	22	3,030,800.32	2.71
50.01 - 55.00	9	2,914,016.73	2.60
55.01 - 60.00	6	1,475,380.66	1.32
60.01 - 65.00	14	3,963,215.76	3.54
65.01 - 70.00	9	2,658,574.38	2.37
70.01 - 75.00	22	6,333,678.01	5.66
75.01 - 80.00	325	79,719,725.45	71.19
80.01 - 85.00	3	399,755.37	0.36
85.01 - 90.00	26	5,174,056.51	4.62
90.01 - 95.00	20	3,682,208.80	3.29
95.01 - 100.00	21	2,632,932.19	2.35
Total:	477	111,984,344.18	100.00
Minimum: 11.91 Maximum: 100.00 Weighted Average by Original Balance: 78.05 Weighted Average by Current Balance: 78.05

Combined Original Loan-to-Value Ratio (%) (Including Simultaneous Seconds)	Number of Loans	Current Principal Balance	% of Current Principal Balance
<= 50.00	20	2,741,052.00	2.45
50.01 - 55.00	8	2,646,486.81	2.36
55.01 - 60.00	6	1,475,380.66	1.32
60.01 - 65.00	13	2,533,059.59	2.26
65.01 - 70.00	8	2,623,688.45	2.34
70.01 - 75.00	19	5,350,033.50	4.78
75.01 - 80.00	104	31,418,254.86	28.06
80.01 - 85.00	5	858,174.59	0.77
85.01 - 90.00	72	19,955,015.10	17.82
90.01 - 95.00	55	11,528,181.40	10.29
95.01 - 100.00	167	30,855,017.22	27.55
Total:	477	111,984,344.18	100.00
Minimum: 11.91 Maximum: 100.00 Weighted Average by Original Balance: 85.83 Weighted Average by Current Balance: 85.83

LTV after MI Coverage (%)	Number of Loans	Current Principal Balance	% of Current Principal Balance
<= 50.00	22	3,030,800.32	2.71
50.01 - 55.00	9	2,914,016.73	2.60
55.01 - 60.00	9	2,094,842.63	1.87
60.01 - 65.00	73	14,503,406.86	12.95
65.01 - 70.00	11	2,759,915.77	2.46
70.01 - 75.00	28	6,961,636.42	6.22
75.01 - 80.00	325	79,719,725.45	71.19
Total:	477	111,984,344.18	100.00
Minimum: 11.91 Maximum: 80.00 Weighted Average by Original Balance: 74.88 Weighted Average by Current Balance: 74.88

Geographic Distribution by State	Number of Loans	Current Principal Balance	% of Current Principal Balance
California	33	14,232,724.67	12.71
New Jersey	39	11,566,570.35	10.33
Florida	40	10,392,182.64	9.28
New York	29	9,216,004.73	8.23
Minnesota	28	7,414,517.31	6.62
Arizona	23	5,211,013.02	4.65
Texas	40	4,760,159.69	4.25
Pennsylvania	25	4,561,026.29	4.07
Illinois	16	4,281,693.73	3.82
Wisconsin	10	3,076,950.69	2.75
Other	194	37,271,501.06	33.28
Total:	477	111,984,344.18	100.00

Adjustment Type	Number of Loans	Current Principal Balance	% of Current Principal Balance
Fixed Rate	477	111,984,344.18	100.00
Total:	477	111,984,344.18	100.00

Product Type	Number of Loans	Current Principal Balance	% of Current Principal Balance
Fixed - 15 Year	35	6,591,845.87	5.89
Fixed - 30 Year	366	83,627,536.25	74.68
Fixed - 30 Year - IO	76	21,764,962.06	19.44
Total:	477	111,984,344.18	100.00

(ARM Only)

(ARM Only)

IO Terms	Number of Loans	Current Principal Balance	% of Current Principal Balance
0	401	90,219,382.12	80.56
120	76	21,764,962.06	19.44
Total:	477	111,984,344.18	100.00

Property Type	Number of Loans	Current Principal Balance	% of Current Principal Balance
Single Family Residence	301	69,207,280.64	61.80
Planned Unit Development	77	23,647,341.82	21.12
Condo	57	10,552,155.84	9.42
2-4 Family	35	7,383,926.37	6.59
Non-Warrantable Condo	4	716,695.94	0.64
Co-op	3	476,943.57	0.43
Total:	477	111,984,344.18	100.00

Occupancy	Number of Loans	Current Principal Balance	% of Current Principal Balance
Primary	395	94,666,013.89	84.54
Second Home	40	11,657,276.25	10.41
Investment	42	5,661,054.04	5.06
Total:	477	111,984,344.18	100.00

Loan Purpose	Number of Loans	Current Principal Balance	% of Current Principal Balance
Purchase	477	111,984,344.18	100.00
Total:	477	111,984,344.18	100.00

Documentation Type	Number of Loans	Current Principal Balance	% of Current Principal Balance
Stated Income Verified Assets	428	102,138,268.11	91.21
Stated Income Stated Assets	32	8,041,128.95	7.18
No Income Stated Assets	13	1,275,897.81	1.14
Full Documentation	4	529,049.31	0.47
Total:	477	111,984,344.18	100.00

Appraisal Type (S&P)	Number of Loans	Current Principal Balance	% of Current Principal Balance
FULL	477	111,984,344.18	100.00
Total:	477	111,984,344.18	100.00

FICO Score	Number of Loans	Current Principal Balance	% of Current Principal Balance
580 - 599	1	299,429.20	0.27
620 - 639	28	7,698,585.27	6.87
640 - 659	30	7,155,019.04	6.39
660 - 679	63	12,508,130.59	11.17
680 - 699	89	20,731,660.74	18.51
700 - 719	69	16,167,916.46	14.44
720 - 739	57	14,096,828.38	12.59
740 - 759	42	9,802,511.78	8.75
760 - 779	45	9,651,262.80	8.62
780 - 799	34	10,129,784.20	9.05
800 >=	19	3,743,215.72	3.34
Total:	477	111,984,344.18	100.00
Minimum: 593 Maximum: 820 Weighted Average: 713.2 % UPB missing FICOs: 0.0

Back Ratio	Number of Loans	Current Principal Balance	% of Current Principal Balance
<= 0.00	13	1,275,897.81	1.14
5.01 - 10.00	2	277,317.15	0.25
10.01 - 15.00	7	954,958.78	0.85
15.01 - 20.00	13	1,576,146.41	1.41
20.01 - 25.00	31	6,528,150.72	5.83
25.01 - 30.00	55	13,521,247.02	12.07
30.01 - 35.00	103	25,781,806.08	23.02
35.01 - 40.00	164	39,815,523.69	35.55
40.01 - 45.00	60	14,350,372.74	12.81
45.01 - 50.00	25	6,937,456.51	6.20
50.01 - 55.00	4	965,467.27	0.86
Total:	477	111,984,344.18	100.00
Minimum: 7.38 Maximum: 54.09 Weighted Average: 35.07

Prepayment Penalty Flag	Number of Loans	Current Principal Balance	% of Current Principal Balance
No Prepayment Penalty	477	111,984,344.18	100.00
Total:	477	111,984,344.18	100.00

Prepayment Penalty Term	Number of Loans	Current Principal Balance	% of Current Principal Balance
0	477	111,984,344.18	100.00
Total:	477	111,984,344.18	100.00

Negam Cap (Negam Loans Only)

First Time Home Buyer	Number of Loans	Current Principal Balance	% of Current Principal Balance
N	310	78,612,879.26	70.20
Y	167	33,371,464.92	29.80
Total:	477	111,984,344.18	100.00

Mortgage Family (PHH)

PHHAM 2007-1

Group 2; Stated Documentation

917 records

Balance: 231,722,494

Summary Statistics

As-of / Cut-off Date: 2007-01-01

Delinquency / Cut-off Date: 2007-01-01

Number of Loans: 917

Total Current Balance: 231,722,493.83

Maximum Balance: 1,855,000.00

Minimum Balance: 32,471.32

Average Current Balance: 252,696.29

Weighted Average Coupon: 6.602

Weighted Average Current Balance: 408,115.05

Weighted Average Lender Paid MI: 0.000

Weighted Average Net Coupon: 6.352

Maximum Coupon: 7.625

Minimum Coupon: 4.500

Weighted Average Original Term: 347.96

Weighted Average Original IO Term: 120.00

Weighted Average Remaining Term: 346.80

Weighted Average Seasoning: 1.16

Top 5 States: CA(18%),FL(10%),NY(8%),NJ(7%),MN(4%)

Top 5 Zip Codes: 48324(1%),10022(1%),11743(1%),34786(1%),92026(1%)

Weighted Average FICO Score: 704.1

Weighted Average Orig LTV: 73.95

Weighted Average Orig CLTV: 78.47 % of portfolio with LTV over 80%: 9.05

% of portfolio with LTV over 80% & no MI: 0.00

% with LPMI: 0.00

Weighted Average LPMI: 0.000

% of portfolio Conforming: 63.28

% of portfolio Jumbo: 36.72

% of portfolio with Full/Alt Docs: 0.00

% Owner Occupied: 87.5

% Fixed Rate: 100.0

% IO: 15.4

% Seconds: 0.0

% of Total Pool - Simultaneous Seconds: 27.8

	Number of	Current Principal	% of Current Principal
Seller	Loans	Balance	Balance
PHH	917	231,722,493.83	100.00
Total:	917	231,722,493.83	100.00

Servicer	Number of Loans	Current Principal Balance	% of Current Principal Balance
PHH	917	231,722,493.83	100.00
Total:	917	231,722,493.83	100.00

Current Principal Balance ($)	Number of Loans	Current Principal Balance	% of Current Principal Balance
20,000.01 - 40,000.00	7	250,248.27	0.11
40,000.01 - 60,000.00	30	1,539,377.76	0.66
60,000.01 - 80,000.00	40	2,796,377.38	1.21
80,000.01 - 100,000.00	67	6,133,939.37	2.65
100,000.01 - 120,000.00	74	8,106,319.16	3.50
120,000.01 - 140,000.00	69	8,957,941.78	3.87
140,000.01 - 160,000.00	76	11,492,769.76	4.96
160,000.01 - 180,000.00	67	11,505,999.88	4.97
180,000.01 - 200,000.00	62	11,968,265.49	5.16
200,000.01 - 300,000.00	176	43,186,020.50	18.64
300,000.01 - 400,000.00	97	33,723,029.54	14.55
400,000.01 - 500,000.00	58	26,548,435.33	11.46
500,000.01 - 600,000.00	45	24,749,208.76	10.68
600,000.01 - 700,000.00	18	11,611,850.64	5.01
700,000.01 - 800,000.00	13	9,696,365.51	4.18
800,000.01 - 900,000.00	4	3,356,654.99	1.45
900,000.01 - 1,000,000.00	9	8,739,934.13	3.77
1,000,000.01 >=	5	7,359,755.58	3.18
Total:	917	231,722,493.83	100.00
Minimum: 32,471.32 Maximum: 1,855,000.00 Average: 252,696.29

Original Mortgage Amount ($)	Number of Loans	Current Principal Balance	% of Current Principal Balance
20,001 - 40,000	7	250,248.27	0.11
40,001 - 60,000	30	1,539,377.76	0.66
60,001 - 80,000	40	2,796,377.38	1.21
80,001 - 100,000	66	6,036,390.24	2.61
100,001 - 120,000	74	8,084,455.02	3.49
120,001 - 140,000	70	9,077,355.05	3.92
140,001 - 160,000	76	11,492,769.76	4.96
160,001 - 180,000	67	11,505,999.88	4.97
180,001 - 200,000	61	11,768,962.01	5.08
200,001 - 300,000	176	43,086,006.47	18.59
300,001 - 400,000	98	34,022,347.05	14.68
400,001 - 500,000	58	26,548,435.33	11.46
500,001 - 600,000	45	24,749,208.76	10.68
600,001 - 700,000	18	11,611,850.64	5.01
700,001 - 800,000	13	9,696,365.51	4.18
800,001 - 900,000	4	3,356,654.99	1.45
900,001 - 1,000,000	9	8,739,934.13	3.77
1,000,001 >=	5	7,359,755.58	3.18
Total:	917	231,722,493.83	100.00
Minimum: 32,500.00 Maximum: 1,855,000.00 Average: 253,094.08 Total: 232,087,268.19

Mortgage Rate (%)	Number of Loans	Current Principal Balance	% of Current Principal Balance
4.500 - 4.999	1	186,270.71	0.08
5.500 - 5.999	16	4,304,102.04	1.86
6.000 - 6.499	180	58,505,489.56	25.25
6.500 - 6.999	698	166,131,669.94	71.69
7.000 - 7.499	14	1,356,127.07	0.59
7.500 - 7.999	8	1,238,834.51	0.53
Total:	917	231,722,493.83	100.00
Minimum: 4.500 Maximum: 7.625 Weighted Average: 6.602

Original Terms (mos.)	Number of Loans	Current Principal Balance	% of Current Principal Balance
121 - 180	85	15,502,637.08	6.69
301 - 360	832	216,219,856.75	93.31
Total:	917	231,722,493.83	100.00
Minimum: 180 Maximum: 360 Weighted Average: 347.96

Remaining Terms (mos.)	Number of Loans	Current Principal Balance	% of Current Principal Balance
121 - 180	85	15,502,637.08	6.69
301 - 360	832	216,219,856.75	93.31
Total:	917	231,722,493.83	100.00
Minimum: 176 Maximum: 360 Weighted Average: 346.80

Seasoning (mos.)	Number of Loans	Current Principal Balance	% of Current Principal Balance
0	241	69,021,543.94	29.79
1	309	73,777,845.96	31.84
2	308	76,508,059.15	33.02
3	55	10,997,283.40	4.75
4	3	975,229.21	0.42
10	1	442,532.17	0.19
Total:	917	231,722,493.83	100.00
Minimum: 0 Maximum: 10 Weighted Average: 1.16
Lien Position	Number of Loans	Current Principal Balance	% of Current Principal Balance
1st Lien	917	231,722,493.83	100.00
Total:	917	231,722,493.83	100.00

First Liens with Junior Liens	Number of Loans	Current Principal Balance	% of Current Principal Balance
N	649	167,415,302.84	72.25
Y	268	64,307,190.99	27.75
Total:	917	231,722,493.83	100.00

Original Loan-to-Value Ratio (%)	Number of Loans	Current Principal Balance	% of Current Principal Balance
<= 50.00	75	13,677,592.38	5.90
50.01 - 55.00	39	11,767,156.26	5.08
55.01 - 60.00	33	7,494,294.35	3.23
60.01 - 65.00	42	11,784,049.20	5.09
65.01 - 70.00	70	19,039,829.01	8.22
70.01 - 75.00	68	19,107,421.77	8.25
75.01 - 80.00	480	127,871,152.19	55.18
80.01 - 85.00	7	1,542,875.15	0.67
85.01 - 90.00	53	10,769,484.27	4.65
90.01 - 95.00	29	6,035,707.06	2.60
95.01 - 100.00	21	2,632,932.19	1.14
Total:	917	231,722,493.83	100.00
Minimum: 8.04 Maximum: 100.00 Weighted Average by Original Balance: 73.95 Weighted Average by Current Balance: 73.95

Combined Original Loan-to-Value Ratio (%) (Including Simultaneous Seconds)	Number of Loans	Current Principal Balance	% of Current Principal Balance
<= 50.00	71	12,134,089.14	5.24
50.01 - 55.00	34	9,030,544.78	3.90
55.01 - 60.00	33	7,926,534.90	3.42
60.01 - 65.00	41	10,045,691.23	4.34
65.01 - 70.00	65	18,058,182.04	7.79
70.01 - 75.00	64	18,017,794.28	7.78
75.01 - 80.00	245	78,618,826.12	33.93
80.01 - 85.00	11	2,350,151.21	1.01
85.01 - 90.00	110	28,386,039.87	12.25
90.01 - 95.00	74	15,574,605.72	6.72
95.01 - 100.00	169	31,580,034.54	13.63
Total:	917	231,722,493.83	100.00
Minimum: 8.04 Maximum: 100.00 Weighted Average by Original Balance: 78.47 Weighted Average by Current Balance: 78.47

LTV after MI Coverage (%)	Number of Loans	Current Principal Balance	% of Current Principal Balance
<= 50.00	75	13,677,592.38	5.90
50.01 - 55.00	39	11,767,156.26	5.08
55.01 - 60.00	37	8,593,756.32	3.71
60.01 - 65.00	132	29,198,245.58	12.60
65.01 - 70.00	76	20,111,515.90	8.68
70.01 - 75.00	78	20,503,075.20	8.85
75.01 - 80.00	480	127,871,152.19	55.18
Total:	917	231,722,493.83	100.00
Minimum: 8.04 Maximum: 80.00 Weighted Average by Original Balance: 71.39 Weighted Average by Current Balance: 71.39

Geographic Distribution by State	Number of Loans	Current Principal Balance	% of Current Principal Balance
California	95	41,494,499.01	17.91
Florida	85	22,609,800.90	9.76
New York	60	18,865,455.64	8.14
New Jersey	54	16,973,288.55	7.32
Minnesota	40	10,121,383.96	4.37
Illinois	36	9,075,421.51	3.92
Michigan	44	8,548,213.40	3.69
Pennsylvania	44	8,459,844.04	3.65
Arizona	36	8,189,482.72	3.53
Maryland	29	7,363,094.97	3.18
Other	394	80,022,009.13	34.53
Total:	917	231,722,493.83	100.00

Adjustment Type	Number of Loans	Current Principal Balance	% of Current Principal Balance
Fixed Rate	917	231,722,493.83	100.00
Total:	917	231,722,493.83	100.00

Product Type	Number of Loans	Current Principal Balance	% of Current Principal Balance
Fixed - 15 Year	85	15,502,637.08	6.69
Fixed - 30 Year	713	180,481,227.90	77.89
Fixed - 30 Year - IO	119	35,738,628.85	15.42
Total:	917	231,722,493.83	100.00

(ARM Only)

(ARM Only)

IO Terms	Number of Loans	Current Principal Balance	% of Current Principal Balance
0	798	195,983,864.98	84.58
120	119	35,738,628.85	15.42
Total:	917	231,722,493.83	100.00

Property Type	Number of Loans	Current Principal Balance	% of Current Principal Balance
Single Family Residence	638	156,043,448.58	67.34
Planned Unit Development	118	37,819,408.43	16.32
2-4 Family	72	19,678,660.86	8.49
Condo	79	16,377,458.46	7.07
Non-Warrantable Condo	5	1,026,825.98	0.44
Co-op	5	776,691.52	0.34
Total:	917	231,722,493.83	100.00

Occupancy	Number of Loans	Current Principal Balance	% of Current Principal Balance
Primary	774	202,721,564.66	87.48
Second Home	59	15,898,060.56	6.86
Investment	84	13,102,868.61	5.65
Total:	917	231,722,493.83	100.00

Loan Purpose	Number of Loans	Current Principal Balance	% of Current Principal Balance
Purchase	460	110,179,397.06	47.55
Refinance - Cashout	364	95,697,451.62	41.30
Refinance - Rate Term	93	25,845,645.15	11.15
Total:	917	231,722,493.83	100.00

Documentation Type	Number of Loans	Current Principal Balance	% of Current Principal Balance
Stated Income Verified Assets	842	215,079,907.24	92.82
Stated Income Stated Assets	75	16,642,586.59	7.18
Total:	917	231,722,493.83	100.00
Appraisal Type (S&P)	Number of Loans	Current Principal Balance	% of Current Principal Balance
FULL	917	231,722,493.83	100.00
Total:	917	231,722,493.83	100.00

FICO Score	Number of Loans	Current Principal Balance	% of Current Principal Balance
580 - 599	1	299,429.20	0.13
600 - 619	4	401,630.86	0.17
620 - 639	88	22,671,585.90	9.78
640 - 659	100	24,452,824.51	10.55
660 - 679	122	28,381,287.70	12.25
680 - 699	152	38,111,388.77	16.45
700 - 719	133	35,828,674.11	15.46
720 - 739	92	24,695,257.08	10.66
740 - 759	76	18,774,351.33	8.10
760 - 779	70	16,339,686.78	7.05
780 - 799	56	16,800,598.67	7.25
800 >=	23	4,965,778.92	2.14
Total:	917	231,722,493.83	100.00
Minimum: 593 Maximum: 820 Weighted Average: 704.1 % UPB missing FICOs: 0.0

Back Ratio	Number of Loans	Current Principal Balance	% of Current Principal Balance
<= 0.00	1	105,000.00	0.05
0.01 - 5.00	1	83,928.94	0.04
5.01 - 10.00	4	1,162,402.99	0.50
10.01 - 15.00	15	3,226,185.64	1.39
15.01 - 20.00	25	4,790,191.52	2.07
20.01 - 25.00	59	12,930,218.29	5.58
25.01 - 30.00	122	30,432,908.01	13.13
30.01 - 35.00	192	49,873,210.91	21.52
35.01 - 40.00	325	86,162,840.48	37.18
40.01 - 45.00	126	31,832,544.83	13.74
45.01 - 50.00	41	9,973,984.40	4.30
50.01 - 55.00	5	1,104,350.49	0.48
55.01 - 60.00	1	44,727.33	0.02
Total:	917	231,722,493.83	100.00
Minimum: 3.94 Maximum: 56.94 Weighted Average: 34.60

Prepayment Penalty Flag	Number of Loans	Current Principal Balance	% of Current Principal Balance
No Prepayment Penalty	917	231,722,493.83	100.00
Total:	917	231,722,493.83	100.00
Prepayment Penalty Term	Number of Loans	Current Principal Balance	% of Current Principal Balance
0	917	231,722,493.83	100.00
Total:	917	231,722,493.83	100.00

Negam Cap (Negam Loans Only)

First Time Home Buyer	Number of Loans	Current Principal Balance	% of Current Principal Balance
N	731	192,273,140.82	82.98
Y	186	39,449,353.01	17.02
Total:	917	231,722,493.83	100.00

	TERWIN SUBPRIME TEMPLATE

1	Original Loan Balance
	Avg Balance	$ 250,287.63

	<= 50,000	24	$ 1,025,043.08	0.44
	50,001-100,000	130	$ 10,326,634.61	4.41
	100,001-150,000	181	$ 22,563,581.30	9.65
	150,001-200,000	173	$ 30,380,245.97	12.99
	200,001-250,000	103	$ 23,170,587.29	9.91
	250,001-300,000	75	$ 20,351,470.69	8.70
	300,001-350,000	54	$ 17,587,268.33	7.52
	350,001-400,000	44	$ 16,435,078.72	7.03
	400,001-450,000	27	$ 11,663,192.63	4.99
	450,001-500,000	31	$ 14,885,242.70	6.36
	500,001 - 550,000	24	$ 12,610,923.44	5.39
	550,001-600,000	21	$ 12,138,285.32	5.19
	600,001-650,000	10	$ 6,233,298.67	2.66
	650,001-700,000	8	$ 5,378,551.97	2.30
	700,001-750,000	8	$ 5,814,474.79	2.49
	750,001-800,000	5	$ 3,881,890.72	1.66
	800,001-850,000	3	$ 2,483,519.28	1.06
	850,001-900,000	1	$ 873,135.71	0.37
	900,001-950,000	1	$ 904,161.78	0.39
	950,001-1,000,000	8	$ 7,835,772.35	3.35
	>1mm+	5	$ 7,359,755.58	3.15

2	Original LTV
	* For deals with first and second liens, please provide original LTV that includes both.
	OLTVs
	WA OLTV	73.89

	<50.00%	79	$ 14,053,513.40	6.01
	50.01-55.00%	39	$ 11,767,156.26	5.03
	55.01-60.00%	35	$ 7,745,750.08	3.31
	60.01-65.00%	44	$ 12,014,000.70	5.14
	65.01-70.00%	72	$ 19,309,742.91	8.26
	70.01-75.00%	68	$ 19,107,421.77	8.17
	75.01-80.00%	488	$ 128,870,133.34	55.10
	80.01-85.00%	8	$ 1,596,272.95	0.68
	85.01-90.00%	53	$ 10,769,484.27	4.60
	90.01-95.00%	29	$ 6,035,707.06	2.58
	95.01-100%	21	$ 2,632,932.19	1.13
	100+%	0	$ -	0.00

3	% Silent Seconds in DEAL	27.50

	WA DTI	34.57

4	Combined LTV (with silent seconds)
	* For deals with first and second liens, please provide combined LTV that includes both.
	Combined LTV
	WA Combined LTV	78.37

	<50.00%	75	$ 12,510,010.16	5.35
	50.01-55.00%	34	$ 9,030,544.78	3.86
	55.01-60.00%	35	$ 8,177,990.63	3.50
	60.01-65.00%	43	$ 10,275,642.73	4.39
	65.01-70.00%	67	$ 18,328,095.94	7.84
	70.01-75.00%	64	$ 18,017,794.28	7.70
	75.01-80.00%	253	$ 79,617,807.27	34.04
	80.01-85.00%	12	$ 2,403,549.01	1.03
	85.01-90.00%	110	$ 28,386,039.87	12.14
	90.01-95.00%	74	$ 15,574,605.72	6.66
	95.01-100%	169	$ 31,580,034.54	13.50
	100+%	0	$ -	0.00

5	FICO
	WA FICO	704.3

	NA	0	$ -	0.00
	<=500	0	$ -	0.00
	501-525	0	$ -	0.00
	526-550	0	$ -	0.00
	551-575	0	$ -	0.00
	576-600	1	$ 299,429.20	0.13
	601-625	35	$ 7,047,819.87	3.01
	626-650	113	$ 28,330,206.50	12.11
	651-675	141	$ 35,612,062.63	15.23
	676-700	193	$ 46,218,725.69	19.76
	701-725	160	$ 41,647,492.56	17.81
	726-750	112	$ 30,306,206.74	12.96
	751-775	82	$ 17,922,314.77	7.66
	776-800	76	$ 21,552,078.05	9.21
	>=801	23	$ 4,965,778.92	2.12
		0	$ -	0.00

6	Zip Code Concentration
	Top 5 Zip Codes in Deal	% in Deal

	Top 5 Zip Codes: 48324(0.79%),10022(0.67%),11743(0.63%),34786(0.62%),92026(0.60%)

7	IO Terms	0	$ -	0.00
	None	817	$ 198,163,486.08	84.72
	24 months	0	$ -	0.00
	36 months	0	$ -	0.00
	60 months	0	$ -	0.00
	120 months	119	$ 35,738,628.85	15.28

8	Prepayment Penalty
	None	936	$ 233,902,114.93	100.00
	6 months	0	$ -	0.00
	12 months	0	$ -	0.00
	18 months	0	$ -	0.00
	24 months	0	$ -	0.00
	30 months	0	$ -	0.00
	36 months	0	$ -	0.00
	48 months	0	$ -	0.00
	60 months	0	$ -	0.00

9	Loans Current	936	$ 233,902,114.93	100.00

	Delinquent 30 days	0	$ -	0.00

10	Amortization Term	0	$ -	0.00
	10yr	0	$ -	0.00
	15yr	87	$ 15,782,486.39	6.75
	20yr	0	$ -	0.00
	30yr	849	$ 218,119,628.54	93.25
	40yr	0	$ -	0.00
	Interest Only	119	$ 35,738,628.85	15.28

11	MATURITIES	0	$ -	0.00
		0	$ -	0.00
	1-120	0	$ -	0.00
	121-180	87	$ 15,782,486.39	6.75
	181-240	0	$ -	0.00
	241-360	849	$ 218,119,628.54	93.25
	>= 361	0	$ -	0.00

12	GEOGRAPHIC CONCENTRATION - ALL STATES		(see Sheet 2)

13	In addition to the information for the AGGREGATE pool,
please provide FULL strats of the following collateral breakouts:

1) First time home buyers (must include % of silent seconds and combined LTV)
2) Purchase Loans (must include % of silent seconds and combined LTV AND % of first time home buyers)
3) For all loans >= $1mm (must include % of silent seconds and combined LTV)
4) All STATED loans (must include % of silent seconds and combined LTV AND % of first time home buyers)

			% of
	Number	Current	Current
State	of	Principal	Principal
	Loans	Balance	Balance
Alabama	12	2,642,528.09	1.13
Alaska	1	199,999.00	0.09
Arizona	36	8,189,482.72	3.50
Arkansas	7	635,155.99	0.27
California	95	41,494,499.01	17.74
Colorado	19	3,997,085.50	1.71
Connecticut	13	4,149,689.80	1.77
Delaware	3	717,728.24	0.31
Florida	86	22,779,800.90	9.74
Georgia	21	3,371,777.46	1.44
Hawaii	4	1,279,692.09	0.55
Idaho	6	1,442,833.17	0.62
Illinois	37	9,301,873.02	3.98
Indiana	17	2,166,250.51	0.93
Iowa	6	1,308,162.75	0.56
Kansas	6	1,056,531.03	0.45
Kentucky	4	371,767.97	0.16
Louisiana	8	1,496,115.59	0.64
Maine	11	1,657,560.45	0.71
Maryland	29	7,363,094.97	3.15
Massachusetts	27	6,755,830.90	2.89
Michigan	44	8,548,213.40	3.65
Minnesota	42	10,459,105.91	4.47
Mississippi	6	896,610.40	0.38
Missouri	14	3,137,730.00	1.34
Montana	5	1,840,908.90	0.79
Nebraska	2	176,278.36	0.08
Nevada	9	2,500,683.34	1.07
New Hampshire	3	1,165,819.68	0.50
New Jersey	56	17,147,043.08	7.33
New Mexico	10	2,146,876.72	0.92
New York	62	19,018,767.34	8.13
North Carolina	14	3,330,577.77	1.42
North Dakota	3	312,613.15	0.13
Ohio	11	1,413,553.98	0.60
Oklahoma	5	523,601.82	0.22
Oregon	6	1,634,578.71	0.70
Pennsylvania	44	8,459,844.04	3.62
Rhode Island	8	2,056,182.56	0.88
South Carolina	15	2,494,567.94	1.07
South Dakota	3	703,791.60	0.30
Tennessee	13	1,782,794.22	0.76
Texas	42	5,151,986.94	2.20
Utah	4	973,541.43	0.42
Vermont	12	2,485,877.10	1.06
Virginia	22	5,723,897.86	2.45
Washington	7	1,678,230.79	0.72
West Virginia	3	289,378.73	0.12
Wisconsin	19	4,963,556.79	2.12
Wyoming	4	508,043.21	0.22
Total:	936	233,902,114.93	100.00